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                                                                EXHIBIT 10.23

                       RESTRICTED STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of November 24, 1998 by and between Fresh Enterprises, Inc., a California corporation (the "Company"), and Louis A. Siracusa, a Consultant to the Company (the "Holder").

                                    RECITALS
                                    --------

         WHEREAS, the Company has established the 1998 Stock Plan of Fresh Enterprises, Inc. (as amended, the "Plan"); and

         WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

         WHEREAS, the Plan provides for the issuance of shares of the Company's Common Stock (as defined herein) subject to certain restrictions thereon; and

         WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and in the best interest of the Company and its shareholders to grant Restricted Stock to the Holder as provided for herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

         Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Plan.

              1.1.  Acceleration Event.  "Acceleration Event" shall mean any of
                    ------------------
 the following transactions:

                    (a) a "Qualified Initial Public Offering" as defined in the Shareholders' Agreement or the consummation of any initial public offering of Common Stock in which the holders of Series A Stock receive proceeds of at least $10 million; or

                    (b) a "Change of Control" as defined in the Shareholders' Agreement; or

                    (c) the consummation of a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the

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surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute an Acceleration Event; or

                    (d) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets.

              1.2.  California Securities Act. "California Securities Act"
                    -------------------------
shall mean the California Corporate Securities Law of 1968, as amended.

              1.3.  Code. "Code" shall mean the Internal Revenue Code of 1986,
                    ----
as amended.

              1.4.  Committee.  "Committee" shall mean the Compensation
                    ---------
Committee of the Board, or another committee or subcommittee of the Board, appointed to administer the Plan, unless the Board has assumed the authority for administration of the Plan generally as provided in the Plan.

              1.5.  Common Stock.  "Common Stock" shall mean the Common Stock
                    ------------
of the Company, par value per share.

              1.6.  Company. "Company" shall mean Fresh Enterprises, Inc., a
                    -------
 California corporation.

              1.7.  Consultant. "Consultant" shall mean any consultant or
                    ----------
adviser if:

                    (a) the consultant or adviser renders bona fide services to the Company;

                    (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                    (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

              1.8.  Consulting Agreement.  "Consulting Agreement" shall mean
                    --------------------
that certain Consulting Agreement dated as of November 24, 1998 by and between the Holder and the Company.

              1.9.  Director.  "Director" shall mean a member of the Board.
                    --------

              1.10. Exchange Act.  "Exchange Act" shall mean the Securities
                    ------------
 Exchange Act of 1934, as amended.

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              1.11. Fair Market Value. "Fair Market Value" of a share of
                    -----------------
Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

              1.12. Plan.  "Plan" shall mean the 1998 Stock Plan of Fresh
                    ----
Enterprises, Inc.

              1.13. Repurchase Right. "Repurchase Right" shall mean the right
                    ----------------
of the Company to repurchase shares of Restricted Stock as set forth in Section 3.1.

              1.14. Restricted Stock. "Restricted Stock" shall mean the shares
                    ----------------
of Common Stock issued under the Agreement.


              1.15. Restrictions.  "Restrictions" shall mean the restrictions
                    ------------
on sale or other transfer set forth in Section 3.3 and the exposure to forfeiture set forth in Section 3.1.

              1.16. Securities Act. "Securities Act" shall mean the Securities
                    --------------
Act of 1933, as amended.


              1.17. Shareholders' Agreement. "Shareholders' Agreement" shall
                    -----------------------
mean that certain Shareholders' Agreement dated as of November 24, 1998 by and among the Company, the Holder and the other holders of the issued and outstanding capital stock of the Company listed on Schedule A thereto, as in effect from time to time.

              1.18. Subsidiary. "Subsidiary" shall mean any corporation in an
                    ----------
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              1.19. Termination of Consultancy. "Termination of Consultancy"
                    --------------------------
shall mean the time when the engagement of the Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without "just cause" (as defined in the Consulting Agreement), including, but not by way of limitation, by resignation, discharge, death, disability or retirement; but excluding a termination where there is a simultaneous commencement of employment with the Company or any Subsidiary. All determinations as to the effect of any Termination of Consultancy shall be as set forth in the Consulting Agreement. Notwithstanding any other provision of the Plan or this Agreement, the Company or any Subsidiary has an absolute and unrestricted right to terminate the Holder's engagement as a Consultant at any time for any reason whatsoever, with or without just cause, except to the extent expressly provided

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otherwise in the Consulting Agreement or other written agreement between the
Company and the Holder.

                                   ARTICLE II.
                          ISSUANCE OF RESTRICTED STOCK

              2.1.  Sale of Stock. The Company hereby agrees to sell to the
                    -------------
Holder and the Holder hereby agrees to purchase from the Company an aggregate of 80,519 shares of the Company's Common Stock, no par value per share (the "Restricted Stock"), for an aggregate purchase price of $547,529.20.

              2.2.  Payment of Purchase Price. The payment of the purchase
                    -------------------------
price shall be by execution by the Holder of a secured promissory note in the form attached hereto as Exhibit A (the "Note") together with a repayment and
                        ---------
stock pledge agreement in the form attached hereto as Exhibit B (the "Pledge
                                                      ---------
Agreement").

                                  ARTICLE III.
          REPURCHASE RIGHT AND OTHER RESTRICTIONS ON RESTRICTED STOCK

              3.1.  Repurchase Right. In the event of the Holder's
                    ----------------
Termination of Consultancy for any reason, including by the Company without "just cause" (as defined under the Consulting Agreement), before the first anniversary of the date hereof, the Company shall have an irrevocable, exclusive right, but not the obligation, for a period of 90 days from such Termination of Consultancy to repurchase all or any portion of the Unvested Shares (as defined below in Section 3.2) at the original purchase price per share (the "Repurchase Price"). The Repurchase Right shall be exercisable by the Company by written notice to the Holder or the Holder's executor and shall be payable, at the Company's option, (i) by delivery to the Holder or the Holder's executor with such notice of a check in the amount of the Repurchase Price for the Unvested Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Holder's indebtedness, if any, to the Company equal to the Repurchase Price for the Unvested Shares being repurchased, or (iii) by a combination of (i) and
(ii) so that the combined payment and cancellation of indebtedness equals the Repurchase Price times the number of shares to be repurchased (the "Aggregate Repurchase Price"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price in any of the ways described above, the repurchased Restricted Stock shall become available for future grant under the Plan.

              3.2.  Release of Shares From Repurchase Right.
                    ---------------------------------------

                    (a) As of the date of this Agreement, 40,260 shares of the Restricted Stock shall be held free of the Company's Repurchase Right. The remainder of the shares of Restricted Stock shall be released from the Repurchase Right on the first anniversary of the date of this Agreement provided the Holder was continuously engaged by the Company as a Consultant through such date; provided, however, that upon the occurrence of an Acceleration Event prior to the Holder's Termination of Consultancy, all of the Restricted Stock shall be released from the Company's Repurchase Right.

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                    (b)   Shares of Restricted Stock which have not been
released from the Repurchase Right pursuant to subsection (a) are referred to herein as "Unvested Shares."

              3.3.  Restriction on Transfer. The Holder hereby agrees and
                    -----------------------
acknowledges that the shares of Restricted Stock are subject to the provisions of the Shareholders' Agreement, including, without limitation, the restrictions on transfer set forth therein. Notwithstanding any provision to the contrary in this Agreement, none of the Restricted Stock or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any manner other than in accordance with the provisions of this Agreement, the Shareholders' Agreement and the Pledge Agreement.

              3.4.  Voting Arrangements.  The Holder hereby agrees and
                    -------------------
acknowledges that the shares of Restricted Stock are subject to certain restrictions and obligations regarding the voting thereof, as set forth in the Shareholders' Agreement.

                                  ARTICLE IV.
                            REPRESENTATIONS, LEGENDS

              4.1.  Investment Representations. In connection with the purchase
                    --------------------------
of the Restricted Stock, the Holder represents to the Company the following:

                    (a) The Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Restricted Stock. The Holder is purchasing the Restricted Stock for investment for the Holder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

                    (b) The Holder understands that the Restricted Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. In this connection, the Holder understands that, in view of the Securities and Exchange Commission ("Commission"), the statutory basis for such exemption may not be present if the Holder's representations meant that the Holder's present intention was to hold the Restricted Stock for a minimum capital gains period under applicable tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

                    (c) The Holder further acknowledges and understands that the Restricted Stock must be held indefinitely unless it is subsequently registered under the Securities Act or an exemption from such registration is available. The Holder further acknowledges and understands that except as set forth in that certain Registration Rights Agreement dated as of November 24, 1998 by and among Catterton-Simon Partners III, Grunman Hill III L.P., Oak Investment Partners VIII, Steven Lebow, Greg Dollarhyde, the Holder,
James Magglos, Linda Magglos, John Yonkich, the individuals listed on Schedule
                                                                      --------
A attached thereto and the Company, as in effect from time to time, the Company
-
is under no obligation to register the Restricted Stock. The Holder understands that the certificate evidencing the Restricted Stock will be imprinted with a legend which prohibits the transfer of

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the Restricted Stock unless such shares are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

              4.2.  Stock Certificate Legends.
                    -------------------------

                    (a) The share certificate evidencing the Restricted Stock issued hereunder shall be endorsed with the following legends:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF ONE OR MORE AGREEMENTS BETWEEN THE COMPANY AND THE STOCKHOLDER, COPIES OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                    (b) The share certificate evidencing the Restricted Stock issued hereunder shall also be endorsed with any legend required by any applicable state securities laws, including, without limitation, the California Securities Act.

              4.3.  Market Stand-Off Agreement. The Holder agrees in
                    --------------------------
connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) that, upon request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, pledge or otherwise hypothecate or encumber, grant any option for the purchase of, or otherwise dispose of any Restricted Stock (other than those shares included in the registration) without the prior written consent of such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration in the case of a registration for the Company's initial public offering and ninety (90) days from the effective date of such registration in the case of other registrations) as may be requested by such managing underwriters.

              4.4.  Adjustment for Stock Split. All references to the number
                    --------------------------
of shares of Restricted Stock and the purchase price of the Restricted Stock in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split or stock dividend or other similar change in the Restricted Stock which may be made by the Company after the date of this Agreement.

              4.5.  Tax Consequences.  The Holder has reviewed with the
                    ----------------
Holder's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Holder is relying solely on such advisors and

                                       6

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not on any statements or representations of the Company or any of its agents.
The Holder understands that the Holder (and not the Company) shall be responsible for the Holder's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Holder understands that Code Section 83 taxes as ordinary income both (i) the difference between the fair market value of the Restricted Stock when the Company granted the Holder the right to purchase the Restricted Stock and the fair market value of the Restricted Stock on the date of this Agreement, and
(ii) the difference between the amount paid for the Restricted Stock and the fair market value of the Restricted Stock as of the date certain restrictions on the Restricted Stock lapse, unless the Holder properly makes an election to be taxed at the time of purchase pursuant to Code Section 83(b). In this context, "restriction" includes the right of the Company to buy back the Restricted Stock pursuant to the Repurchase Right. In the event the Company has registered under the Exchange Act, "restriction" with respect to officers, directors and 10% stockholders also means the period after the purchase of the Restricted Stock during which such officers, directors and 10% stockholders could be subject to suit under Section 16(b) of the Exchange Act.

         THE HOLDER ACKNOWLEDGES THAT IT IS THE HOLDER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER CODE SECTION 83(b), EVEN IF THE HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE HOLDER'S BEHALF.

              4.6.  Indemnification; Right to Offset. The Holder hereby agrees
                    --------------------------------
to hold the Company, its respective officers, directors, stockholders, agents, employees, subsidiaries, parents, assigns, successors and predecessors (collectively, the "Indemnitees") harmless and indemnify and reimburse the Company and the other Indemnitees for any withholding taxes and interest and penalties, if any, thereon (the "Taxes") with respect to income, if any, recognized by the Holder from the transfer of Restricted Stock described herein. Furthermore, and notwithstanding the foregoing, the Holder hereby agrees and consents to the Company's right to offset and reduce any payment due to or on behalf of the Holder by the amount of the Taxes.

                                   ARTICLE V.
                               GENERAL PROVISIONS

              5.1.  Not a Contract of Employment or For Services.
                    --------------------------------------------

                    (a) Nothing in this Agreement or in the Plan shall confer upon the Holder any right to continue as a Consultant to the Company or any Subsidiary.

                    (b) THE HOLDER ACKNOWLEDGES AND AGREES THAT THE LAPSING OF THE REPURCHASE RIGHT PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN "AT WILL" CONSULTANT TO THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). THE HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE REPURCHASE RIGHT SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A CONSULTANT OR

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SERVICE PROVIDER FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT
INTERFERE WITH THE COMPANY'S RIGHT TO TERMINATE HOLDER'S ENGAGEMENT AT ANY TIME, WITH OR WITHOUT JUST CAUSE.

              5.2.  Administration. The Committee shall have the power to
                    --------------
interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Holder, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Restricted Stock. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or
Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

              5.3.  Escrow. The Secretary of the Company or such other escrow
                    ------
holder as the Committee may appoint shall retain physical custody of the certificates representing the Restricted Stock until all of the Restrictions shall lapse or shall have been removed; provided, however, that in no event shall the Holder retain physical custody of any certificates representing Unvested Shares.

              5.4.  Governing Law.  This Agreement shall be administered,
                    -------------
interpreted and enforced under the internal laws of the state of California without regard to conflicts of laws thereof.

              5.5.  Entire Agreement. The terms of this Agreement are intended
                    ----------------
by the parties to be the final expression of their agreement with respect to the purchase of Restricted Stock by the Holder and may not be contradicted by evidence of any prior or contemporaneous written or oral agreement. This parties hereto further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative or other legal proceeding to vary the terms of this Agreement. In the event of any inconsistency between this Agreement and the Consulting Agreement, the terms of the Consulting Agreement shall govern.

              5.6.  Amendments; Waivers. This Agreement may not be modified,
                    -------------------
amended or terminated except by an instrument in writing signed by the Holder and the Company. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

              5.7.  Notices.  Any notice, demand or request required or
                    -------
permitted to be given by either the Company or the Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the

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end of this Agreement or such other address as a party may request by notifying the other in writing.

              5.8.  Assignment. The rights and benefits of the Company under
                    ----------
this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Holder under this Agreement may only be assigned with the prior written consent of the Company and any purported transfer otherwise shall be null and void.

              5.9.  Cooperation, Assistance of Counsel.
                    ----------------------------------

                    (a) The Holder agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                    (b) The Holder has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

              5.10. Section 162(m); Section 11.7 of the Plan. The parties
                    ----------------------------------------
hereby acknowledge and agree that without the consent of the Holder no modifications or restrictions to the provisions in this Agreement may be made on account of Section 162(m) of the Code which would adversely affect any rights of the Holder hereunder. The parties hereto further acknowledge and agree that
Section 11.7 of the Plan shall not apply to the Restricted Stock.

                            [signature page follows]

                                       9

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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

FRESH ENTERPRISES, INC.                  HOLDER:
a California corporation

By:     /s/ Frank M. Vest, Jr.           By: /s/ Louis A. Siracusa
     _______________________________         _________________________________
            Frank M. Vest, Jr.               Louis A. Siracusa

Title:         Secretary
       _____________________________

                                         Address:   2392 Waipua
                                                  ____________________________

                                                    Paia, HI 96779
                                         _____________________________________


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